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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report: August 28, 2001
                       (Date of earliest event reported)


                                   TIVO INC.
            (exact name of registrant as specified in its charter)


          Delaware              Commission File:             77-0463167
(State or other jurisdiction       000-27141            --------------------
     of incorporation or           ---------              (I.R.S. Employer
       organization)                                     Identification No.)


                               2160 Gold Street
                                 P.O. Box 2160
                           Alviso, California 95002
         (Address of Principal executive offices, including zip code)

                                (408) 519-9100
                                --------------
             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On August 28, 2001, TiVo Inc. closed a private placement of $51,750,000 of convertible debt and warrants in a private placement to accredited investors in reliance on Regulation D under the Securities Act of 1933. The securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

The private placement consisted of the following securities:

1    $51,750,000 of 7% Convertible Senior Notes due 2006:
     ---------------------------------------------------

     Conversion.
     ----------

     The notes are convertible at the option of the holder at any time prior to maturity into common stock, initially at a conversion price of $6.73 per share, subject to antidilution adjustment upon certain events. The notes mature on August 15, 2006. Interest is payable semi-annually in arrears on August 15 and February 15, beginning on Feburary 15, 2002.

     Conversion Price Adjustments.
     ----------------------------

     The conversion price of the notes will be adjusted on the date which is the earlier of (1) the date by which we are required to have had the shelf registration statement covering the resale of the notes, warrants and units and the common stock underlying the notes and warrants declared effective by the Securities and Exchange Commission or be subject to liquidated damages under our registration rights agreement with the investors in the offering or (2) two days after the date on which the Securities and Exchange Commission declares effective the shelf registration statement (the earlier of such dates, the "effective registration adjustment date") if the average closing price per share of our common stock for the 10 consecutive trading days preceding the effective registration adjustment date is less than the conversion price on such date to the greater of such average closing price or the floor price of $4.21 per share. The conversion price will also be adjusted on August 23, 2002 if the average closing price per share of our common stock for the 10 consecutive trading days preceding August 23, 2002 is less than the conversion price on such date, to the greater of such average closing price or the floor price of $4.21 per share. In no event will the conversion price on the notes be reduced below the floor price of $4.21 per share by any such adjustment. The floor price is additionally subject to antidilution adjustment upon certain events in accordance with any such antidilution adjustment to the conversion price.

     In addition, if at any time before August 28, 2003, we choose to issue additional common stock or common stock equivalents in certain circumstances at an effective per share price (or with respect to common stock equivalents, at an effective per share conversion or exercise price) (in either case, based upon the portion of the purchase price we allocated to such common stock or common stock equivalents for federal income tax purposes) less than the effective conversion price of the notes (based upon the portion of the purchase price we allocated to the notes for federal income tax purposes, which initially is $5.45 per share), the conversion price of the notes would be reduced so that the effective conversion price of the notes would be equal to the effective per share price of such common stock or common stock equivalents.

     In the event that any such common stock equivalent contains an adjustment provision pursuant to which the conversion or exercise price of such common stock equivalent may itself be adjusted in certain circumstances and such adjustment occurs, resulting in a reduction of such conversion or exercise price to a price lower than the conversion price then in effect for the notes, regardless of whether such adjustment occurs prior to August 28, 2003, the conversion price for the notes will be adjusted so that the effective conversion price of the notes equals the conversion or exercise price of such common stock equivalent.

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     The maximum number of shares issuable upon full conversion of the notes
     (not including the effect of any adjustment for certain issuances of additional common stock or common stock equivalents, as described above), at the initial conversion price of $6.73 per share, is 7,687,164. If the conversion price were reduced to the floor price of $4.21 per share upon the adjustment described in the first paragraph under "Conversion Price Adjustments," such number of shares would be 12,292,163.

     Optional Redemption.
     -------------------

     We may redeem, under certain conditions, some or all of the notes, at any time before maturity, at a redemption price, in cash, of $1,000 per $1,000 principal amount of the notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Before August 28, 2004, we may only exercise this right if (1) the closing price per share of our common stock exceeds 200% of the conversion price then in effect (not including the effect of any adjustment that would otherwise have been made on either the effective registration adjustment date or August 23, 2002, as described above, or of any additional conversion price adjustment for issuances of common stock or common stock equivalents with an effective per share price lower than the then effective conversion price, as described above) for any 20 out of 30 consecutive trading days and (2) within 10 days following the end of such 30-day period, we mail a notice of redemption to holders of the notes. In addition, in order for us to exercise the right at any time prior to the last date on which the shelf registration statement is required to remain effective and available for use pursuant to our registration rights agreement with the investors in the offering, the shelf registration statement must be effective and available for use at all times during the period beginning 30 days prior to the date of the redemption notice and ending on the earlier of the redemption date or the last date on which the shelf registration statement is required to remain effective and available for use pursuant to such registration rights agreement, and must be expected to remain effective and available for use until the earlier of 30 days following the redemption date or the last date on which the shelf registration statement is required to remain effective pursuant to such registration rights agreement. Holders may convert their notes into shares of our common stock at any time prior to the redemption date, which may not be less than 60 days nor more than 90 days after the date of mailing of the redemption notice. If we redeem some or all of the notes prior to August 28, 2002, we will make an additional payment in cash with respect to the notes called for provisional redemption in an amount equal to $70 per $1,000 principal amount of notes (representing approximately one year's interest), less the amount of any interest we actually paid on the notes prior to the date we mailed the notice.

     Repurchase at holder's option upon a repurchase event.
     -----------------------------------------------------

     The holders of the notes may require us to repurchase their notes, in cash, upon a repurchase event at 110% of the principal amount of the notes, plus accrued, but unpaid, interest. Such repurchase events include certain changes of control and the delisting of our common stock.

2.   Warrants to purchase approximately 2.5 million shares of our common stock.
     -------------------------------------------------------------------------

     Each of these warrants, which we call the "five-year warrants," represents the right to purchase one share of our common stock. The five-year warrants are exercisable at any time on or before August 28, 2006. The exercise price of the five-year warrants is initially $7.85 per share of our common stock, subject to adjustment upon certain events.

     Each of the five-year warrants will expire at 5:00 p.m., local time, in New York City on August 28, 2006.

     The maximum number of shares issuable upon full exercise of the five-year warrants, assuming the initial exercise price of $7.85 per share, is 2,536,766.

3.   Units consisting of additional warrants. As part of the private placement,
     ---------------------------------------
     we issued two additional sets of warrants that initially trade as a unit, as described below. Each unit consists of one warrant, which we call the "one-year warrants," to purchase one share of our common stock and one warrant, which we call the "five-year terminable warrants," to purchase .33 of a share of our common stock. The one-year warrant and the five-year terminable warrant that comprise each unit are not separately transferable, except that upon the exercise of the one-year warrant, the corresponding five-year terminable warrant may thereafter be separately transferred (the date of such exercise, the "separation date").

     One-year warrants to purchase approximately 3.8 million shares of our
     ---------------------------------------------------------------------
     common stock.
     ------------

         Each one-year warrant represents the right to purchase one share of our common stock. The one-year warrants are exercisable at any time on or before August 28, 2002, subject to early termination as described below. The exercise price of the one-year warrants is initially $6.73 per share of our common stock, subject to antidilution adjustment upon certain events.

         Each of the one-year warrants will expire at 5:00 p.m., local time, in New York City on August 28, 2002, unless earlier terminated as described below.

         The maximum number of shares issuable upon full exercise of the one-year warrants, assuming the initial exercise price of $6.73 per share, is 3,843,582.

         Early termination of one-year warrants at our option.
         ----------------------------------------------------

         We may terminate the one-year warrants at any time if the closing price per share of our common stock exceeds 150% of the exercise price then in effect for any 20 out of 30 consecutive trading days (such period, the "determination period") and a shelf registration statement covering resales of the common stock issuable upon exercise of the one-year warrants is effective and available for use at all times during the period beginning 60 days prior to the date on which we mail notice of the termination of the one-year warrants and ending on the 60/th/ day after the mailing date of the notice of termination, and is expected to remain effective and available for use at least 30 days following such 60/th/ day. If we elect to terminate the one-year warrants, we may only do so if, within 30 days after the end of the determination period, we provide notice of termination to the holders of the notes. The one-year warrants will expire 60 days after the mailing date of the notice of termination.

     Five-year terminable warrants to purchase approximately 1.3 million shares
     --------------------------------------------------------------------------
     of our common stock.
     -------------------

         Each five-year terminable warrant represents the right to purchase .33 of a share of our common stock. The five-year terminable warrants are exercisable at any time on or after the separation date for such warrant and on or before August 28, 2006, subject to early termination as described below. The exercise price of the five-year terminable warrants is initially $7.85 per share of our common stock, subject to antidilution adjustment upon certain events.

         Each of the five-year terminable warrants will expire at 5:00 p.m., local time, in New York City on August 28, 2006, unless earlier terminated as described below.

         The maximum number of shares issuable upon full exercise of the five-year terminable warrants, assuming the initial exercise price of $7.85 per share, is 1,268,384.

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         Early termination of the five-year terminable warrants.
         ------------------------------------------------------

         In the event that the one-year warrant included in a unit with such five-year terminable warrant terminates or expires without having been exercised, such corresponding five-year terminable warrant will also terminate. The termination of the five-year terminable warrant will be effective as of the date of the termination or expiration of the one-year warrant.

Registration Rights Agreement.
-----------------------------

We have agreed to use our best efforts to file with the Securities and Exchange Commission a shelf registration statement covering the resale of the notes, the warrants, the units and the common stock issuable upon conversion of the notes and upon exercise of the warrants within 30 days after the closing date of this offering and to use our best efforts to cause that registration statement to be declared effective as promptly as practicable after the closing date for this offering. In the event that the conversion price of the notes is adjusted as described in the second or third paragraph above under "Conversion Price Adjustments," we have agreed to use our best efforts to file with the Securities and Exchange Commission a supplemental shelf registration statement covering the resale of any additional shares of common stock issuable as a result of the conversion price adjustment within 30 days after the date on which such conversion price adjustment occurs. If we file a supplemental shelf registration statement, we have agreed to use our best efforts to cause such supplemental shelf registration statement to be declared effective as promptly as practicable. We have agreed to use our best efforts to keep these shelf registration statements continuously, subject to certain blackout periods, effective until the earlier of the sale under the registration statement of all transfer restricted securities (as defined in the registration rights agreement) or two years after the latest date on which we issue securities in this offering. We will be required to pay liquidated damages to the holders of the notes, warrants or the common stock issued upon conversion or exercise thereof in certain circumstances.

Use of Proceeds.
---------------

We received net cash proceeds of approximately $40.8 million from the sale of the notes, warrants and units in this offering, after deducting the placement agents' fees and estimated offering expenses of approximately $2.85 million (not including non-cash offering expenses related to the issuance of approximately 146,000 five-year warrants, 221,000 one-year warrants and 221,000 five-year terminable warrants to one of our placement agents), and not including an estimated $8.1 million worth of notes and warrants for which we received consideration in the form of advertising and promotional services from certain investors in lieu of cash.

We intend to use the net cash proceeds from the sale of the notes and warrants for general corporate purposes, which may include funding research, development, sales and marketing, capital expenditures and increasing our working capital. Pending the application of the net proceeds, we expect to invest the proceeds in investment-grade, interest-bearing securities.

The exact terms of the notes are contained in the indenture attached as Exhibit
4.1 to this Current Report on Form 8-K and are incorporated by reference herein. The exact terms of the warrants are contained in the warrant agreements attached as Exhibits 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated by reference herein. The notes were sold to investors pursuant to note, warrant and unit purchase agreements, the form of which is attached as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The exact terms of the registration rights that we have granted to the investors are contained in the registration rights agreement attached as exhibit
99.3 to this Current Report on Form 8-K and incorporated by reference herein. The descriptions of the notes, warrants, units, indenture, warrant agreements and registration rights agreement set forth in this report do not purport to be complete and are qualified in their entirety by the provisions of the indenture, the warrant agreements and the registration rights agreement.

A copy of the press release announcing the closing of the note, warrant and unit offering is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the net proceeds from the offering and our use of the net proceeds from the offering. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements as a result of the "Factors That May Affect Future Operating Results" and other risks detailed in our reports filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this report.

ITEM 7.    EXHIBITS

         (c)  Exhibits

   4.1 Indenture, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as trustee.

   4.2 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

   4.3 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

   4.4 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

   99.1 Press Release, dated August 28, 2001 regarding the convertible note and warrant offering.

   99.2  Form of Note, Warrant and Unit Purchase Agreement.

   99.3 Registration Rights Agreement, dated August 28, 2001, between TiVo Inc. and the parties signatory thereto.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIVO INC.



Date:  August 29, 2001                  By:   /s/ David H. Courtney
                                           -------------------------------------
                                            David H. Courtney
                                            Chief Financial Officer and Sr. Vice
                                            President of Finance and
                                            Administration

                                 EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

4.1 Indenture, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as trustee.

4.2 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

4.3 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

4.4 Warrant Agreement, dated August 28, 2001, between TiVo Inc. and The Bank of New York, as warrant agent.

99.1 Press Release, dated August 28, 2001 regarding the convertible note and warrant offering.

99.2                     Form of Note, Warrant and Unit Purchase Agreement.

99.3 Registration Rights Agreement, dated August 28, 2001, between TiVo Inc. and the parties signatory thereto.